PDI MEDIA AND INVESTOR CONTACT:
Melody Carey
Rx Communications Group, LLC
(917) 322-2571
mcarey@rxir.com

TRANSGENOMIC MEDIA AND INVESTOR CONTACT:
Susan Kim
Argot Partners
(212) 600-1902
susan@argotpartners.com

PDI, Inc. and Transgenomic, Inc. Partner to Commercialize Personalized Medicine Molecular Diagnostic Test

- Companies enter long-term collaboration advancing test designed for at-risk cardiac patients -

- PDI to host conference call today at 9:00AM ET -

PARSIPPANY, NJ and OMAHA, NE, October 15, 2013 - PDI, Inc. (Nasdaq: PDII) and Transgenomic, Inc. (OTCBB: TBIO), today announced the signing of a U.S. collaboration agreement to commercialize CardioPredict™, a molecular diagnostic test developed by Transgenomic. CardioPredict™ is a broad-based genetic assay which identifies a patient’s specific genes that influence the effectiveness and safety of many commonly used cardiovascular drugs.

The collaboration was formed to leverage the fast-growing pharmacogenetic testing segment that has exhibited significant expansion over the last several years, particularly in the cardiovascular therapeutic area. Pharmacogenetic tests identify genetic variations that affect drug effectiveness and, as such, assist physicians with drug selection and dosing decisions. The CardioPredict™ personalized medicine test is well-positioned as the most comprehensive assay that captures a specific set of genes known to influence each individual patient's ability to metabolize commonly used cardiovascular drugs.

Under the terms of the strategic collaboration agreement, PDI will be responsible for all U.S.-based marketing and promotion of CardioPredict™, while Transgenomic will be responsible for processing CardioPredict™ in its state-of-the-art CLIA lab and all customer support. Both parties will bear the cost of their respective expenses and will split profit on a formula basis. In addition, PDI will provide Transgenomic with funding support, principally to mitigate working capital requirements. Other financial terms of the collaboration were not disclosed.

"This collaboration with Transgenomic is another step in our pursuit of commercialization opportunities for clinically valuable products aimed at adding more predictable, higher growth, higher margin businesses that can leverage the substantial full commercialization capabilities of PDI,” said Nancy Lurker, chief executive officer of PDI, Inc. “Transgenomic has strong scientific capabilities, an established, efficient and effective CLIA lab and superior patient/physician support infrastructure.”

“CardioPredict™ is another example of our commitment to developing molecular diagnostics that support the advancement of personalized medicine,” said Paul Kinnon, president and chief executive officer of Transgenomic, Inc. “This type of test panel has become a preferred tool for cardiologists to personalize therapy selection for their patients with heart disease. When launched later this month, we believe that CardioPredict™ will be the most comprehensive cardiology panel on the market. With an experienced sales team and a demonstrated record of success in sales and marketing in the life sciences, PDI is the right partner for the launch and long-term growth of CardioPredict™. We believe that strategic partnerships such as this one will allow Transgenomic to globally commercialize our novel assays and clinical tests in order to more effectively address the expanding genetics market."

Lurker continued, “CardioPredict™ provides an advanced personalized cardiovascular solution to patients who are taking one or more commonly prescribed cardiovascular drugs in helping them and their physicians better assess how they individually metabolize and respond to these drugs. Relative to higher-risk cardiovascular patients being treated within several critical drug classes: Antiarrythmic, Anticoagulants, Anti-thrombotics, Statins and Beta-blockers, it is generally acknowledged that there are important genetic variants that significantly influence drug absorption, activation or metabolism/elimination and should be considered when determining drug selection, dosing and monitoring. CardioPredict™ represents a new personalized tool, with proprietary, patent pending features, to help assure that high-risk cardiovascular patients get the appropriate drug regimen and doses for their unique personal genetic profile. We believe the clinical value to patients is significant. There is a large market, a well-defined patient population and a clearly identified physician base treating these patients that should allow for a very efficient use of PDI’s broad base of commercialization capabilities.”

Conference Call
Date: Today
Time: 9:00 AM (ET)
Dial-in numbers: (866) 644-4654 (U.S. and Canada) or (706) 643-1203
Conference ID#: 83167585
Live webcast: www.pdi-inc.com, under "Investor Relations"

The teleconference replay will be available three hours after completion through October 19, 2013 at (800) 585-8367 (U.S. and Canada) or (404) 537-3406. The replay pass code is 83167585. The archived web cast will be available for one year.

About PDI, Inc.

PDI is a leading health care commercialization company providing superior insight-driven, integrated multi-channel message delivery to established and emerging health care companies. The company is dedicated to enhancing engagement with health care practitioners and optimizing commercial investments for its clients by providing strategic flexibility, full product commercialization services, innovative multi-channel promotional solutions, and sales and marketing expertise. For more information, please visit the company's website at http://www.pdi-inc.com.

About Transgenomic, Inc.

Transgenomic, Inc. (www.transgenomic.com) is a global biotechnology company advancing personalized medicine in cardiology, oncology, and inherited diseases. The Company has three complementary business divisions: Clinical Laboratories, Pharmacogenomic Services and Diagnostic Tools, which provide specialized diagnostic tests, contract research services for drug development, and equipment, reagents and other consumables for clinical and research applications in molecular testing and cytogenetics.

Forward-Looking Statements for PDI

This press release contains forward-looking statements regarding future events and financial performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond PDI's control. These statements also involve known and unknown risks, uncertainties and other factors that may cause PDI's actual results to be materially different from those expressed or implied by any forward-looking statement. For example, with respect to statements regarding projections of future revenues, growth and profitability, actual results may differ materially from those set forth in this release based on the loss, early termination or significant reduction of any of our existing service contracts, the failure to meet performance goals in PDI's incentive-based arrangements with customers, the inability to secure additional business or our inability to develop more predictable, higher margin business through in-licensing or other means. Additionally, all forward-looking statements are subject to the risk factors detailed from time to time in PDI's periodic filings with the Securities and Exchange Commission, including without limitation, PDI's previously filed Annual Report on Form 10-K for the year ended December 31, 2012 and current reports on Forms 10-Q and Forms 8-K. Because of these and other risks, uncertainties and assumptions, undue reliance should not be placed on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, PDI undertakes no obligation to revise or update publicly any forward-looking statements for any reason.
Forward-Looking Statements for Transgenomic
Certain statements in this press release constitute “forward-looking statements” of Transgenomic within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements include, but are not limited to, those with respect to management's current views and estimates of future economic circumstances, industry conditions, company performance and financial results, including the ability of the Company to grow its involvement in the diagnostic products and services markets. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic's filings with the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release and Transgenomic does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

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